UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  ------------

                       November 3, 2005 (November 3, 2005)

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                Date of Report (Date of earliest event reported)




                                  Revlon, Inc.
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             (Exact Name of Registrant as Specified in its Charter)




      Delaware                  1-11178                    13-3662955
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   (State or Other       (Commission File No.)           (I.R.S. Employer
   Jurisdiction of                                        Identification
    Incorporation)                                             No.)


              237 Park Avenue
              New York, New York                       10017
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            (Address of Principal                   (Zip Code)
             Executive Offices)

                                 (212) 527-4000
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              (Registrant's telephone number, including area code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02.  Results of Operations and Financial Condition.

         On November 3, 2005, Revlon, Inc. issued a press release announcing its results of operations for the fiscal quarter ended September 30, 2005 and disclosing certain related business information.

         The press release included certain of management's beliefs, expectations, estimates, projections, forecasts, plans, anticipations, targets, outlooks, initiatives, destinations, visions, objectives, strategies, opportunities, drivers and intents regarding the Company, including in connection with its brand initiatives and were prepared by the Company based upon, among other things, the anticipated future results of operation of the Company after giving effect to the implementation of the brand initiatives. The Company does not generally publish its strategic plans or make external projections of its anticipated financial position or results of operations or the type of forward-looking information regarding its strategic plans included in this Current Report on Form 8-K, including anticipated changes in retail merchandising space, growth opportunities, Adjusted EBITDA, net sales, provisions for incremental returns and allowances, and projected launch costs. Accordingly, except for the Company's ongoing obligations under the U.S. federal securities laws, the Company does not intend to update or otherwise revise the forward-looking information regarding its strategic plans to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions or other circumstances arising and/or existing since the preparation of this press release or to reflect the occurrence of any unanticipated events. Further, the Company does not intend to update or revise the forward-looking information regarding its strategic plans to reflect changes in general economic, industry or cosmetics category conditions.

         Statements made in this Current Report on Form 8-K that are not historical are forward looking statements which are based on the beliefs, expectations, estimates, projections, forecasts, plans, anticipations, targets, outlooks, initiatives, destinations, visions, objectives, strategies, opportunities, drivers and intents of the Company's management and involve risks and uncertainties. Such forward-looking statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results may differ materially from such forward looking statements for a number of reasons, including, without limitation, those set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2004, its Quarterly Reports on Form 10-Q for the periods ending March 31, 2005, June 30, 2005 and September 30, 2005 (the latter of which the Company will be filing with the SEC by November 9, 2005) and its Current Reports on Form 8-K filed with the SEC during 2005.

         A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits

                  Exhibit No.    Description

                  99.1           Press Release, dated November 3, 2005


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REVLON, INC.


                                        By: /s/ Robert K. Kretzman
                                        --------------------------------------
                                        Robert K. Kretzman
                                        Executive Vice President,
                                        Chief Legal Officer, General Counsel
                                        and Secretary


Date: November 3, 2005


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                                  EXHIBIT INDEX

        Exhibit No.               Description
        -----------               -------------------------------------
        99.1                      Press Release, dated November 3, 2005